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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) ___August 14, 2002______________

              _______________ Avitar, Inc.________________________
             (Exact name of registrant as specified in its chapter)

  _______Delaware__________    _______0-20316_________    _______06-1174053_____
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation              File Number)            Identification No.)


   ____65 Dan_Road, Canton, MA________                  _____02021__________
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code ___(781) 821-2440___________

           __________________________________________________________
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.  (99) Certification Pursuant to 18 U.S.C. Section 1350 of CEO.
               (99) Certification Pursuant to 18 U.S.C. Section 1350 of CFO.

Item 9. Regulation FD Disclosure.

     The Certifications attached as Exhibits accompanied the Quarterly Report on Form 10-QSB for the period ended June 30, 2002 as filed on the date hereof with the Securities and Exchange Commission.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Avitar, Inc.
                                       (Registrant)
Date August 14, 2002                   /s/Jay Leatherman
                                       Jay Leatherman, Chief Financial Officer